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                                                                   Exhibit 10.12


                               AMENDED AND RESTATED
                     PLACEMENT UNIT AND WARRANT PURCHASE AGREEMENT

AMENDED AND RESTATED PLACEMENT UNIT AND WARRANT PURCHASE AGREEMENT (this "Agreement") made as of this 7th day of September, 2006 between Granahan McCourt Acquisition Corporation, a Delaware corporation (the "Company"), and David C. McCourt (the "Purchaser").

WHEREAS, the Company and the Purchaser have entered into a Placement Unit and Warrant Purchase Agreement dated as of July 25, 2006 (the "Placement Unit Purchase Agreement");

WHEREAS, the Company has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-1, as amended (the "Registration Statement"), in connection with the Company's initial public offering (the "IPO") of up to 15,625,000 units, each unit ("Unit") consisting of one share of the Company's common stock, $.0001 par value (the "Common Stock"), and
(ii) one warrant, each warrant to purchase one share of Common Stock;

WHEREAS, the Company desires to sell in a private placement to the Purchaser (the "Placement") an aggregate of 187,500 units (the "Placement Units") and 1,500,000 warrants (the "Placement Warrants") substantially identical to the Units and warrants being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, as described in the Registration Statement;

WHEREAS, the Placement Warrants and the warrants included in the Placement Units (together, the "Warrants") shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement;

WHEREAS, the Purchaser is entitled to registration rights with respect to the Common Stock and the Warrants and the Common Stock underlying the Warrants (collectively, the "Registrable Securities") on the terms set forth in this agreement; and

WHEREAS, the Purchaser and the Company desire to amend and restate the Placement Unit Purchase Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. PURCHASE OF UNITS AND WARRANTS. The Purchaser hereby agrees to purchase an aggregate of 187,500 Placement Units at a purchase price of $8.00 per Placement Unit, and 1,500,000 Placement Warrants at a purchase price of $1.00 per Placement Warrant, for an aggregate of $3,000,000 (the "Purchase Price").

2. CLOSING. The closing of the purchase and sale of the Placement Units and the Placement Warrants (the "Closing") will take place at such time and place as the parties may agree, but in no event later than the date on which the IPO closes (the "Closing Date"). On the Closing Date, the Purchaser shall pay the Purchase Price by wire transfer of funds to an account maintained by the Company. Immediately prior to the closing of the IPO, the Company shall deposit the Purchase Price into the trust account described in the Registration Statement (the "Trust Account"). The certificates for the Common Stock and Warrants shall be delivered to the Purchaser promptly after the closing of the IPO.

3. VOTING OF SHARES; WAIVER OF CONVERSION RIGHTS. If the Company solicits approval of its stockholders of a Business Combination, the Purchaser may vote the shares of the Common Stock acquired by him pursuant to this Agreement in any manner he determines, provided however that the Purchaser waives any conversion rights he might have with respect to such shares. As used herein, a "Business Combination" shall mean an acquisition, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, of one or more assets or operating businesses in the telecommunications and media industries selected by the Company.

4. WAIVER OF LIQUIDATION DISTRIBUTIONS. In connection with the Placement Units purchased pursuant to this Agreement, the Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, any shares of Common Stock purchased in the IPO or the aftermarket by the Purchaser shall be eligible to receive any liquidating distributions by the Company.

5. LOCK-UP AGREEMENT. The Purchaser shall not, without the prior written consent of the Company and Deutsche Bank Securities Inc. ("Deutsche Bank"), the underwriters, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated

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thereunder (the "Exchange Act") with respect to, any Placement Units,
Placement Warrants and the shares and warrants comprising the Placement Units, the shares issuable upon the exercise of the Warrants, or any shares issued as dividends with respect to any shares acquired in connection with this Agreement, or any securities convertible into or exercisable or exchangeable for such shares or warrants, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Placement Units or Placement Warrants, the shares and warrants comprising the Placement Units, the shares issuable upon the exercise of the Warrants, or any shares issued as dividends with respect to any shares acquired in connection with this Agreement, or any securities convertible into or exercisable or exchangeable for such shares or warrants or other rights to purchase such shares or any such securities, whether any such transaction is to be settled by delivery of shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) until 30 days after the consummation of a Business Combination. In order to enforce this covenant, the Purchaser agrees, if requested by Deutsche Bank, to deposit the Placement Units and Placement Warrants in an account to be established by Deutsche Bank. Notwithstanding the foregoing, the undersigned may transfer his Placement Units, Placement Warrants, the shares and warrants comprising the Placement Units, and the shares issuable upon the exercise of the Warrants, while subject to the restriction hereunder (i) by gift to a member of the undersigned's immediate family or to a trust, the beneficiary of which is a member of an undersigned's immediate family, an affiliate of the undersigned or to a charitable organization, (ii) by virtue of the laws of descent and distribution upon death of the undersigned, (iii) pursuant to a qualified domestic relations order, (iv) to another officer or director of the Company, or (v) in the event of a liquidation of the Company prior to a Business Combination or the consummation of a liquidation, merger, capital stock exchange, stock purchase, asset acquisition or other similar transaction which results in all the Company's stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Company's consummating a Business Combination with a target business; provided, however, that the permissive transfers pursuant to clauses (i) - (iv) may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement, including with respect to the voting requirements pertaining to the securities.

6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company that:

6.1 The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

6.2 The Placement Units, Placement Warrants and Common Stock and warrants, if applicable, underlying such securities are being acquired for the Purchaser's own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

6.3 The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

6.4 The Purchaser acknowledges that the shares and warrants included in the Placement Units purchased, the Placement Warrants and the shares issued upon exercise of the Warrants, will bear a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
               NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
               AS AMENDED, OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

7. REGISTRATION RIGHTS AGREEMENT. At or prior to the Closing, the Company and the Purchaser shall enter into a mutually satisfactory registration rights agreement having the terms described in the Registration Statement.

8. WAIVER OF CLAIMS; INDEMNIFICATION. The Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company or Deutsche Bank with respect to his purchase of the Placement Units and Placement Warrants, and the Purchaser agrees to indemnify and hold the Company and Deutsche Bank harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or Deutsche Bank by any of the Purchaser's transferees, heirs, assigns or any subsequent holders of the Placement Units and Placement Warrants or underlying securities.

9. COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

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10. GOVERNING LAW. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, provided, however, that Purchaser shall not have the right to assign any of its rights hereunder to purchase Placement Units or Placement Warrants to any other person.

12. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that Deutsche Bank shall be a third party beneficiary of this Agreement.



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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the
11th day of September, 2006.


                                    GRANAHAN MCCOURT ACQUISITION CORPORATION
                                    A Delaware Corporation


                                    By: /s/ David C. McCourt
                                        ----------------------------------------
                                    Name: David C. McCourt
                                    Title: President and Chief Executive Officer


                                    PURCHASER:
                                    /s/ David C. McCourt
                                    --------------------------------------------
                                    David C. McCourt